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                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2007 - APRIL 30, 2008

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
                                                              AMOUNT OF     % OF
                                      OFFERING     TOTAL       SHARES     OFFERING   % OF FUNDS
   SECURITY     PURCHASE/    SIZE OF  PRICE OF   AMOUNT OF    PURCHASED   PURCHASED    TOTAL                     PURCHASED
   PURCHASED    TRADE DATE  OFFERING   SHARES     OFFERING     BY FUND     BY FUND     ASSETS       BROKERS        FROM
----------------------------------------------------------------------------------------------------------------------------
   Georgian                                                                                      Citigroup
  Housing and                                                                                    Global
    Finance      11/30/07      --     $100.00  $60,000,000   $1,000,000    1.67%       0.10%     Markets          Citigroup
   Authority                                                                                     Inc., Bear,
                                                                                                 Stearns &
                                                                                                 Co. Inc.,
                                                                                                 Morgan
                                                                                                 Stanley &
                                                                                                 Co.
                                                                                                 Incorporated,
                                                                                                 Sterne,
                                                                                                 Agee &
                                                                                                 Leach, Inc.
                                                                                                 and
                                                                                                 Wachovia
                                                                                                 Bank,
                                                                                                 National
                                                                                                 Association

  The City of                                                                                    Loop
  New York 5%    02/13/08      --     $103.882 $550,000,000  $3,900,000    0.82%       0.40%     Capital        Loop Capital
due 02/01/2026                                                                                   Markets,          Markets
                                                                                                 LLC, Bear,
                                                                                                 Stearns &
                                                                                                 Co. Inc.,
                                                                                                 Citi,
                                                                                                 Merrill
                                                                                                 Lynch,
                                                                                                 Morgan
                                                                                                 Stanley,
                                                                                                 Banc of
                                                                                                 America
                                                                                                 Securities
                                                                                                 LLC, M.R.
                                                                                                 Beal &
                                                                                                 Company,
                                                                                                 DEPFA First
                                                                                                 Albany
                                                                                                 Securities
                                                                                                 LLC,
                                                                                                 Goldman,
                                                                                                 Sachs &
                                                                                                 Co., LLC,
                                                                                                 JPMorgan,
                                                                                                 Lehman
                                                                                                 Brothers,
                                                                                                 Prager,
                                                                                                 Sealy &
                                                                                                 Co., LLC,
                                                                                                 Ramirez &
                                                                                                 Co., Inc.,
                                                                                                 RBC Capital
                                                                                                 Markets,
                                                                                                 Slebert
                                                                                                 Brandford
                                                                                                 Shank &
                                                                                                 Co., LLC,
                                                                                                 UBS
                                                                                                 Investment
                                                                                                 Bank,
                                                                                                 Wachovia,
                                                                                                 National
                                                                                                 Association,
                                                                                                 Cabrera
                                                                                                 Capital
                                                                                                 Markets,
                                                                                                 Inc.,
                                                                                                 Commerce
                                                                                                 Capital
                                                                                                 Markets,
                                                                                                 Inc.,
                                                                                                 Jackson
                                                                                                 Securities,
                                                                                                 Janney
                                                                                                 Montgomery
                                                                                                 Scott LLC,
                                                                                                 Raymond
                                                                                                 James &
                                                                                                 Associates,
                                                                                                 Inc.,
                                                                                                 Roosevelt
                                                                                                 Cross
                                                                                                 Incorporated
                                                                                                 and
                                                                                                 Southwest
                                                                                                 Securities,
                                                                                                 Inc.

  District of                                                                                    Bear,
Columbia Water                                                                                   Stearns &      Bear Stearns
   and Sewer     04/10/08      --     $102.532  $290,375,000  $2,575,000    0.89%       0.27%    Co. Inc,
   Authority                             and                                                     Citi, Banc
                                      $101.787                                                   of America
                                                                                                 Securities
                                                                                                 LC, Ferris
                                                                                                 Baker
                                                                                                 Watts,
                                                                                                 Incorporated
                                                                                                 and Siebert
                                                                                                 Brandford
                                                                                                 Shank &
                                                                                                 Co., LLC
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